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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-58730) and in the Registration Statements on Form S-8 (No. 333-60544, 333-60536, 333-60546, 333-60548, and 333-60542) of White
Electronic Designs Corporation of our report dated November 5, 2001 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Phoenix, Arizona
December 17, 2001